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                                                                   EXHIBIT 10.71


                               PUBLICITY AGREEMENT


                            PREPARED FOR INVISA, INC
                        BY CAPITAL FINANCIAL MEDIA, INC.

AGREEMENT ("Agreement") made this 22nd day of July 2003, by and between Capital Financial Media, Inc. ("Consultant") and INVISA, INC. (the "Company").

WITNESSETH:

WHEREAS, the Company desires to publicize itself with the intention of making its name and business better known, and

WHEREAS, the Consultant is in the business of planning, production and execution of direct mail advertising and other related public relations activities.

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed:

1. CONSULTANT. The Company engages Consultant as its media, direct mail and public relations consultant to provide consultation, support, and assistance in planning and implementing a long-term campaign to enhance and expand public awareness of the Company, its technology, products and business opportunity. The Services to be provided by Consultant are on a time availability basis.

2. DOCUMENTS AND INFORMATION. The Company shall be responsible for all documents and information utilized in connection with the media and public relations campaign. All documents and information disseminated to the public shall be submitted to the Company in writing for its approval.

3. THIRD PARTY COSTS. All third party costs shall be the responsibility of the Company. All such costs shall be submitted to the Company for approval, in writing, in advance of being incurred. The Company shall contract with and pay the vendors of such third party services.

4. CONSULTING FEE. As full and complete compensation hereunder, the Company agrees to pay Consultant $191,500. $100,000 of the consulting fee has been paid by the Company to Consultant. The balance ($91,500) shall be paid August 5, 2003.

5. CONSULTANT DISCLAIMER. CONSULTANT MAKES NO REPRESENTATION THAT: (A) ITS PUBLICATION AND DISTRIBUTION OF THE ADVERTISING PROGRAMS WILL RESULT IN ANY ENHANCEMENT TO THE COMPANY, (B) THE PRICE OF THE COMPANY'S PUBLICLY TRADED SECURITIES WILL INCREASE, (C) ANY PERSON WILL BECOME A SHAREHOLDER IN THE COMPANY AS A RESULT OF THE DISTRIBUTION OR (D) ANY PERSON WILL LEND MONEY TO OR INVEST IN THE COMPANY.

6. LIMITATION OF CONSULTANT LIABILITY. If Consultant fails to perform its services hereunder, its entire liability to the Company shall not exceed the lesser of: (a) the amount of cash payment Consultant has received from the Company excluding any non-refundable deposits and expenses, costs or vendor distributions already made or incurred (b) the actual and direct damage to the Company as a result of such non-performance. IN NO EVENT WILL CONSULTANT OR PARTNER BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES NOR FOR ANY CLAIM AGAINST THE COMPANY BY ANY PERSON OR ENTITY ARISING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE ACTIVITIES UNDERTAKEN AS A RESULT, EXCEPT WHEN ANY CLAIM ARISES AS A RESULT OF CONSULTANT CONDUCTING AN UNAUTHORIZED MAILING OR MAILING UNAUTHORIZED MATERIALS.

7. OWNERSHIP OF MATERIALS. All right, title and interest in and to materials to be produced by Consultant in connection with the services to be rendered under this Agreement shall be and remain the sole and exclusive property of the Company. At least monthly, Consultant shall provide the Company with a list of all individuals to whom information regarding the Company was mailed excluding any rented mailing lists.


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                               PUBLICITY AGREEMENT



The Consultant will maintain a record of all its mailing lists and contact lists used in the event the Company is required, under law, to disclose the recipients of the mailing.

8. CONFIDENTIALITY. Until such time as the same may become publicly known as directed by the Company, Consultant agrees that any information or material provided to it by the Company is confidential ("Confidential Material") and will not be revealed or disclosed to any person or entity, except as may be necessary in the performance of this Agreement. Consultant shall require any person to whom Consultant provides access to such Confidential Material to keep same confidential. Upon completion of Consultant's services and upon written request to it, Consultant shall return to the Company all Confidential Material.

9. NOTICES. All notices hereunder shall be in writing and addressed to the party at the address herein set forth, or at such address as to which notice pursuant to this section may be given, and shall be given by personal delivery, by certified mail (return receipt requested), Express Mail, or by national overnight courier. If Company is a non-resident of the United States; the equivalent services of the postal system of the Company's residence may be used. Notices will be deemed given upon the earlier of actual receipt or three (3) business days after being mailed or delivered to such courier service.

         NOTICES SHALL BE ADDRESSED TO CONSULTANT AT:

                  Capital Financial Media, Inc.
                  Attn: Brian Sodi
                  120 A - NE 5th Avenue
                  Delray Beach, FL  33483
                  (561) 272-0460

         AND TO THE COMPANY AT:

                  Invisa, Inc.
                  4400 Independence Court
                  Sarasota, FL 34234
                  (941) 355-9361

Such addresses and notices may be changed at any time by either party by utilizing the foregoing notice procedures. Any notices to be given hereunder will be effective if executed by and sent to the attorneys for the parties giving such notice, and in connection therewith the parties and their respective counsel agree that in giving such notices counsel may communicate directly in writing with such parties to the extent necessary to give such notice.

10. COMPLIANCE WITH LAW. Consultant shall have no obligation to send any mailings to residents of States of the United States of America in which the common stock of the Company cannot be secondarily traded on a solicited basis. The Company and Consultant will agree upon the States to which the mailings will be directed. All advertising/advertorial disseminations sponsored by the Company will be fully disclosed as paid advertising (disclosing the amount and nature of compensation and associated costs of the program as provided for by applicable US Securities Acts and other Regulations.)

11.      MISCELLANEOUS.

         (A) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the State of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper.


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                               PUBLICITY AGREEMENT



         (B) Venue. Any litigation under this Agreement shall have as its sole and exclusive venue the appropriate state or federal courts sitting in the State of Florida.

         (C) Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

         (D) Separability. If any one or more of the provisions of this Agreement shall be held invalid, illegal, or unenforceable, and provided that such provision is not essential to the transaction provided for by this Agreement, such shall not affect any other provision hereof, and this Agreement shall be construed as is such provision had never been contained herein.

         (E) Regulatory Acceptance. If the stock of the Company is listed on a foreign exchange(s), this Agreement shall be subject to its acceptance by such exchange(s) to the extent required by the rules of such exchange(s).

         (F) Presumption Against Draftsman. The parties acknowledge that each party and its counsel have participated in the negotiation and preparation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

         (G) The duties and obligation of the Company shall inure to the benefit of the Consultant.

         (H) This Agreement is subject to approval by the Company's Board of Directors as to: (a) this Agreement; and (b) funding.

EXECUTED as a sealed instrument as of the day and year first above written.


Capital Financial Media, Inc.                        INVISA, INC.



By:   /s/ Brian Sodi  7/22/03            By:   /s/ Stephen A. Michael, President
   ----------------------------             ------------------------------------
       Duly Authorized                          Duly Authorized



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                               PUBLICITY AGREEMENT


                                    EXHIBIT A
                           Funds Delivery Instructions


                                    By Wire:
                                   Mellon Bank
                                 3 Mellon Plaza
                               Pittsburg, PA 15259
                                ABA# 0430-0026-1
                                Swift #MELN US 3P
                              Credit: Merrill Lynch
                                 A/C#: 101-1730
                     Customer Name: Capital Financial Media
                           Customer Acct #: 731-07C38

                                    By Check:
                          Capital Financial Media, Inc.
                                Attn: Brian Sodi
                              120 A - NE 5th Avenue
                             Delray Beach, FL 33483
                                 (561) 272-0460




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